Exhibit 10.11
DATED 04 OCTOBER 2018

(1)	CABOT SECURITISATION UK LIMITED as Purchaser and Borrower

(2)	CABOT SECURITISATION UK HOLDINGS LIMITED as Holdco

(3)	GOLDMAN SACHS INTERNATIONAL BANK as Arranger

(4)	CABOT FINANCIAL (UK) LIMITED as Transferor

(5)	CABOT CREDIT GROUP MANAGEMENT LIMITED as Servicer

(6)	HSBC CORPORATE TRUSTEE COMPANY (UK) LIMITED as Security Trustee

(7)	HSBC BANK PLC as Senior Agent

(8)	CABOT FINANCIAL (EUROPE) LIMITED as Collections Account Holder

AMENDMENT TO
SENIOR FACILITY AGREEMENT

TABLE OF CONTENTS

1.    INTERPRETATION
2.    AMENDMENT
3.    CONTINUITY AND FURTHER ASSURANCES

DATED                 04 OCTOBER 2018
PARTIES

(1)
CABOT SECURITISATION UK LIMITED, a private limited company incorporated under the laws of England and Wales, with its registered office at 1 Kings Hill Avenue, Kings Hill, West Malling, Kent, ME19 4UA, United Kingdom, with company number 10865360, in its capacity as purchaser under the Receivables Sale Agreement and borrower under this Agreement (the "Purchaser" or the "Borrower");

(2)
CABOT SECURITISATION UK HOLDINGS LIMITED, a private limited liability company incorporated under the laws of England and Wales, with company number 10865090, with its registered office at 1 Kings Hill Avenue, Kings Hill, West Malling, ME19 4UA, United Kingdom, in its capacity as sole shareholder of the Purchaser and the Borrower ("Holdco");

(3)	GOLDMAN SACHS INTERNATIONAL BANK in its capacity as arranger under this Agreement (the "Arranger");

(4)
CABOT FINANCIAL (UK) LIMITED, a limited company incorporated under the laws of England and Wales, with its registered office at 1 Kings Hill Avenue, Kings Hill, West Malling, Kent, ME19 4UA, United Kingdom and with company number 3757424, in its capacity as transferor under the Receivables Sales Agreement and under this Agreement (the "Transferor");

(5)
CABOT CREDIT MANAGEMENT GROUP LIMITED, a limited company incorporated under the laws of England and Wales, with its registered office at 1 Kings Hill Avenue, Kings Hill, West Malling, Kent, ME19 4UA, United Kingdom and with company number 04934534, in its capacity as servicer under the Servicing and Cash Management Agreement and under this Agreement (the "Servicer");

(6)
HSBC CORPORATE TRUSTEE COMPANY (UK) LIMITED, a private limited liability company incorporated under the laws of England and Wales and with company registration number 06447555, with its registered office at 8 Canada Square, London E14 5HQ, in its capacity as security trustee for and on behalf of the Secured Creditors under the Security Trust Deed (acting pursuant to the provisions of, and with the benefit of the protections set out in, the Security Trust Deed, the "Security Trustee");

(7)
HSBC BANK PLC, a private limited liability company incorporated under the laws of England and Wales with its registered office at 8 Canada Square, London E14 5HQ and company number 00014259 in its capacity as senior agent of the Senior Lenders under this Agreement (the "Senior Agent"); and

(8)
CABOT FINANCIAL (EUROPE) LIMITED, a limited company incorporated under the laws of England and Wales, with its registered office at 1 Kings Hill Avenue, Kings Hill, West Malling, Kent, ME19 4UA, United Kingdom and with company number 03439445, in its capacity as collections account holder under the Servicing and Cash Management Agreement (the "Collections Account Holder").

INTRODUCTION

1.	INTERPRETATION

1.1	Definitions
Unless otherwise defined in this Agreement or the context requires otherwise, words and expressions used in this Agreement have the meanings and constructions ascribed to them in Schedule 1 (Master Definitions Schedule) to the master framework agreement dated on 23 August 2017, between, among others, the Borrower, the Senior Lender, the Servicer, and the Agents ("Master Framework Agreement").

1.2	Incorporation of Common Terms
Except as provided below, the Common Terms apply to this Agreement, where applicable, and shall be binding on the parties to this Agreement as if set out in full in this Agreement.

1.3	Conflict with Common Terms
If there is any conflict between the provisions of the Common Terms and the provisions of this Agreement, the provisions of this Agreement shall prevail, save (a) for any provision of this Agreement that conflicts with clause 6 (Recourse and Non-Petition) of the Common Terms, in which case clause 6 (Recourse and Non-Petition) of the Common Terms shall prevail and (b) for where any provision of this Agreement relates to VAT, in which case the provisions of the Common Terms shall prevail.

2.	AMENDMENT

2.1
With effect from and including the date hereof, the Parties (other than the Senior Agent) agree that Clause 2.4 in the Senior Facility Agreement shall be deleted in its entirety and shall be replaced with the following:

“2.4     Extension Option
(A)

(1)
The Borrower may by notice given to the Senior Agent, not less than 30 days prior to the Initial Availability Period End Date, irrevocably request an extension of the Availability Period End Date to 15 September 2021 (the "Availability Period Extension Request").

(2)	The Senior Agent shall notify the Senior Lenders promptly on receipt of the Availability Period Extension Request.

(3)
If the Senior Agent has received an Availability Period Extension Request from the Borrower in accordance with sub‑paragraph (1) above, the Borrower shall, on the first Payment Date following the receipt of such Availability Period Extension Request, pay an irrevocable and non-refundable extension fee in the amount and in the manner set out in the Extension Fee Letter.

(4)	If:

(a)	the Senior Agent has received an Availability Period Extension Request from the Borrower in accordance with sub-paragraph (1) above; and

(b)	on the first Payment Date following the receipt of such Availability Period Extension Request:

(i)	the Borrower pays the extension fee in the amount and in the manner set out in the Extension Fee Letter;

(ii)	no Default is continuing; and

(iii)	no Trigger Event has occurred and is continuing,
the Availability Period End Date shall be extended to 15 September 2021 (or, if not a Business Day, the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not)) (the "Extended Availability Period End Date").

(5)	The Senior Agent shall promptly notify the Borrower and the Senior Lenders upon the Availability Period End Date being extended to the Extended Availability Period End Date.
(B)

(1)
The Borrower may by notice given to the Senior Agent, not less than 30 days prior to each anniversary of the Closing Date which is prior to the Initial Repayment Date, irrevocably request an extension of the Repayment Date to 15 September 2023 (the "Repayment Date Extension Request").

(2)	The Senior Agent shall notify the Senior Lenders promptly on receipt of the Repayment Date Extension Request.

(3)
If the Senior Agent has received a Repayment Date Extension Request from the Borrower in accordance with sub‑paragraph (1) above, the Borrower shall, on the first Payment Date following the receipt of such Repayment Date Extension Request, pay an irrevocable and non-refundable extension fee in the amount and in the manner set out in the Extension Fee Letter.

(4)	If:

(a)	the Senior Agent has received a Repayment Date Extension Request from the Borrower in accordance with sub-paragraph (1) above; and

(b)	on the first Payment Date following the receipt of such Repayment Date Extension Request:

(i)	the Borrower pays the extension fee in the amount and in the manner set out in the Extension Fee Letter;

(ii)	no Default is continuing; and

(iii)	no Trigger Event has occurred and is continuing,
the Repayment Date shall be extended to 15 September 2023 (or, if not a Business Day, the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not)) (the "Extended Repayment Date").

(5)	The Senior Agent shall promptly notify the Borrower and the Senior Lenders upon the Repayment Date being extended to the Extended Repayment Date.

3.	CONTINUITY AND FURTHER ASSURANCE

3.1	Continuing obligations
The provisions of the Senior Facility Agreement shall, save as amended by this Amendment Agreement, continue in full force and effect.

EXECUTION
The parties have executed this Agreement on the date first mentioned above as evidence of their agreement.

EXECUTION PAGES

The Purchaser
Signed for and on behalf of CABOT SECURITISATION UK LIMITED
/s/ Tomas Hernanz
…………………………..
Authorised signatory

The Borrower
Signed for and on behalf of CABOT SECURITISATION UK LIMITED
/s/ Tomas Hernanz
…………………………..
Authorised signatory

The Holdco
Signed for and on behalf of CABOT SECURITISATION UK HOLDINGS LIMITED
/s/ Tomas Hernanz
…………………………..
Authorised signatory

The Arranger
Signed for and on behalf of GOLDMAN SACHS INTERNATIONAL BANK
/s/ Phil Aldis
…………………………..
Authorised signatory

The Transferor
Signed for and on behalf of CABOT FINANCIAL (UK) LIMITED
/s/ Tomas Hernanz
…………………………..
Authorised signatory

The Servicer
Signed for and on behalf of CABOT CREDIT MANAGEMENT GROUP LIMITED
/s/ Tomas Hernanz
…………………………..
Authorised signatory

The Security Trustee

Signed for and on behalf of HSBC CORPORATE TRUSTEE COMPANY (UK) LIMITED
/s/ James McComb
……………….
Authorised signatory

The Senior Agent
Signed for and on behalf of HSBC BANK PLC
/s/ Authorised Signatory
…………………………..
Authorised signatory

The Collections Account Holder
Signed for and on behalf of CABOT FINANCIAL (EUROPE) LIMITED
/s/ Tomas Hernanz
…………………………..
Authorised signatory